Exhibit 10.15





                                                     April 30, 2001

Mr. Charles J. Hinkaty
c/o Del Laboratories, Inc.
178 EAB Plaza, 8th floor
Uniondale, NY  11556

Re:  Amendment to Employment Agreement

Dear Charles:

         Reference is made to the employment agreement , dated March 14, 1985 (as amended, the "AGREEMENT"), between you and Del Laboratories, Inc. ("DEL").

         Del and you hereby agree to amend the Agreement as follows:

1. CHANGE IN SEVERANCE. In Section 10(a) of the Agreement, the words "180 days" are hereby deleted and replaced with the words "24 months".

2.   The Agreement is hereby amended by adding a new Section 16 as follows:

     "16. The provisions of Section 10 shall survive the termination of your employment, or the expiration or termination of this Agreement."



     As amended hereby, the Agreement shall remain in full force and effect.

                                                     Sincerely,
                                                     DEL LABORATORIES, INC.


                                                          By: /s/ Dan K. Wassong
                                                              ------------------
                                                               Dan K. Wassong
                                                               President

     ACCEPTED AND AGREED TO:

     /s/ Charles J. Hinkaty
     ----------------------
     Charles J. Hinkaty